Exhibit 99.1

Company Overview
• Strong utility platform
• Public utility holding
 company formed 2001
• Growth components
 complementary to core
• Demonstrated strategic
 execution
• S&P Small Cap 600
 Company

Natural Gas Industry

Natural Gas Industry

Execution
• Six consecutive years of record earnings
 – Acquisition and organic growth
• Utility operations
 – Strong regulatory execution
 – Operational improvements
 – Stability of earnings
• Non-utility components
 – Logical extension of core utility business
 – Continued growth of Laclede Energy Resources
 (LER)
 – Developed and sold SM&P Utility Resources, Inc.
 – Ongoing systematic evaluation of new opportunities
• Experienced management

Our System & Strengths
• Largest LDC in Missouri
 – 630,000 Customers (83%
        market saturation)
 – Over 16,000 miles of pipe
• Diversified gas supply
• Significant storage
 capacity
 – Market area: ≈5 Bcf
        natural gas, ≈3 Bcfe liquid
        propane
 – Upstream system: 23 Bcf

Upstream Pipeline Transportation Network

Regulation and Rate Design
• Missouri Public Service Commission
• Rate design largely decoupled
 – Mitigates exposure to weather and customer
       conservation
 – Shifts recovery from usage to customer charge
• Infrastructure System Replacement Surcharge
 (ISRS)
 – Allows recovery between rate cases of facility-related
      expenditures
 – Recovers depreciation, property taxes, and rate of
        return
• Long-established Purchased Gas Adjustment
 (PGA) clause

Advocacy
• Missouri Energy Development Association
 (MEDA)
 – Missouri investor-owned natural gas, electric, and
           water utilities
 • Advocates measures to support utility infrastructure and
 services to benefit Missouri citizens and businesses
 – Current Chairman
 – Legislative achievements
 • Infrastructure System Replacement Surcharge
 • Fuel Adjustment Clause for Electric Utilities
 • Weather and Conservation Rider
 • Environmental Cost Recovery Mechanism
 – Missouri Utility Shareholders Association

Operational and Customer Focus

Laclede Energy Resources
• Non-regulated natural
 gas marketer
 – Organically grown
 – Large retail and wholesale
       customer base
 – Flexible pricing
        alternatives
 – Risk management utilizing
         financial markets
 • Lock in margins
 – Experienced management

• Mostly long-term, firm
 transport
• Major markets
 – Perryville Hub - 240,000
 Dth/D
 – St. Louis - 60,000 Dth/D
• Provides arbitrage
 opportunities between PRVL,
 Ozark, Tetco and NGPL
 pipelines
• Provides diversity in supply
 basins to enhance overall
 delivery reliability
Core Transport Capacity
Centerpoint Energy

• Long-term firm transport at
 discounted rates
• Significant flexibility on
 receipts and deliveries
• Integrates well with
 Centerpoint capacity
 delivering gas to PRVL Hub
 and St. Louis for significant
 arbitrage opportunities
• Provides redundancy of
 supply choices to enhance
 overall delivery reliability
Core Transport Capacity
Trunkline Gas Co.

Laclede Energy Resources
• Strong performance
 – 15% increase in 2008 sales volumes over 2007
 – 2008 volumes delivered similar to Laclede Gas Company (123
 Bcf vs. 108 Bcf)
 – Quarter ended December 2008 strongest in history
 • 160% increase in net income over quarter ended December 2007
• Growth in overall portfolio
 – Additional long-term transportation capacity and gas supplies
 – Increased number of counterparties
• Growth in sales base
 – New retail / wholesale customers
 – Producer services
 – Customer asset management

85% of Business Activity
99% of Business Activity
Current LER Footprint

Drivers of Growth
• Pipeline expansion projects
 – Additional marketing opportunities
• Storage expansion
• Growing gas supply basins
 – Shale plays
• Producer services
• Additional markets
 – Power generation
 – LDCs

Growth Potential

Laclede Pipeline Company
• Uniquely situated LPG
       pipeline
 – Market crossroads location
 – Only U.S. interstate LPG
    pipeline with LDC customer
• FERC jurisdiction
 – Allows transport of various
 liquids
 – Creates opportunity to
 grow customer base
 beyond Laclede Gas
 – Preserves historic role re:
 Laclede Gas Company
 peaking needs

Rocky Mts
LNG
LNG
Canadian Gas
Reduction
Marcellus Shale
Supply Shift

Strategic Storage Opportunities

Strategic Storage Opportunities

Strategic Storage Opportunities
• Assessing and evaluating natural gas
 storage assets
• Thoughtful, disciplined approach
• Opportunity for sustainable, long term
 growth

	Laclede Group	Laclede Gas FMB	Laclede Gas CP
S&P	A	A	A-1
Moody’s		A3	P-2
Fitch	A-	A+	F1
Strong Credit Ratings and Liquidity

Liquidity and Financial Capacity
• Standing lines of credit
 – Laclede Group:   $ 50.0 MM
 – Laclede Gas:    $320.0 MM
• Seasonal lines of credit
 – Laclede Gas:    $ 75.0 MM
• Recent bond issue
 – $80 MM of 6.35%, callable after 5 years, 30-year First
       Mortgage Bonds issued September 2008

Earnings by Segment ($MM)

Net Income ($MM)

	2006	2007	2008
Operating Cash Flow from Continuing Operations (excluding Working Capital)	$ 78.5	$ 81.9	$ 96.1
Dividends Paid	(29.8)	(31.2)	(32.4)
Capital Expenditures - Continuing Operations	(58.5)	(56.4)	(55.4)
Free Cash Flow	$ (9.8)	$ (5.7)	$ 8.3
% of Capital Expenditures Internally Generated	83%	90%	115%
Improving Cash Flow

Earnings and Dividends Per Share

Historical Stock Price

Total Shareholder Return

Total Shareholder Return

Key Takeaways
• Strong core gas distribution
     business
 – Stable earnings platform
 – Dedicated customer service
 initiatives
 – Focus on internal improvements
• Synergistic growth
     components
 – LER and Laclede Pipeline
 expansion opportunities
 – Asset-based opportunities
 complementary to core
• Focus on shareholder value
 – Strengthening of balance sheet
 – Earnings and dividend growth